UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2004


                         WellPoint Health Networks Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                       001-13083                95-4635504
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                           Identification Number)


          1 WellPoint Way
      Thousand Oaks, California                                    91362
(Address of principal executive offices)                         (Zip Code)

                                 (818) 234-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

     Attached as Exhibit 99.1 to this Current Report on Form 8-K is text of a press release issued on October 25, 2004 containing financial information for WellPoint Health Networks Inc. (the "Company") for the quarter ended September 30, 2004.

     The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                        Exhibit
-----------  -------------------------------------------------------------------

99.1         Press release dated October 25, 2004 by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004                            WellPoint Health Networks Inc.

                                                  By: /s/ Robert A. Kelly
                                                      --------------------------
                                                      Robert A. Kelly
                                                      Assistant Secretary